EXHIBIT 10.2

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of this 19th day of June, 2006, by and among Alternative Energy Sources, Inc., a Delaware corporation (the “Company”), Beemer Energy, Inc., a Delaware corporation (“Beemer”) and the investor identified on the signature page to this Agreement (the “Investor”).

RECITALS:

WHEREAS, the Company and Beemer have agreed to enter into an Agreement and Plan of Merger and Reorganization, pursuant to which Beemer Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, will merge with and into Beemer, with Beemer being the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”), upon the effective date of the Merger (the “Merger Effective Date”);

WHEREAS, as a condition to the consummation of the Merger, and to provide the capital required by Beemer for working capital purposes, the Company is offering in compliance with Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), to accredited investors in a private placement transaction (the “Offering”), a minimum (the “Minimum”) of 5,000,000 units (the “Units”) and a maximum (the “Maximum”) of 10,000,000 Units, each Unit consisting of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”) and a warrant (the “Investor Warrants”) to purchase one share of Common Stock for five years at the exercise price of $2.00 per share of Common Stock; par value $0.0001 per share;

WHEREAS, in the event the Offering is over subscribed and the Maximum amount is sold to Investors on the Closing Date, the Company shall have the right, in its discretion, to sell an additional 2,000,000 Units at the Purchase Price (as defined below) in the 30 day period following the Closing Date;

WHEREAS, the Investor desires to subscribe for, purchase and acquire from the Company and the Company desires to sell and issue to the Investor the number of Units, set forth on the signature page of this Agreement (the “Investor’s Units”) upon the terms and conditions and subject to the provisions hereinafter set forth;

WHEREAS, in connection with the purchase of the Investor’s Units, the Company and the Investor will execute a Registration Rights Agreement dated as of the same date as this Agreement pursuant to which the Company will provide certain registration rights to the Investor (the “Registration Rights Agreement”); and

WHEREAS, the Company, Beemer and McGuireWoods LLP (the “Escrow Agent”) have entered into an Escrow Agreement (the “Escrow Agreement”) to provide for the safekeeping of funds received and documents executed in connection with the Offering.

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby, the parties hereto agree as follows:

1.  Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement and the satisfaction of the Closing Conditions, the Investor subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell and issue to the Investor the Investor’s Units at the purchase price of $1.00 per share (the “Purchase Price”).

2.  The Closing. The Offering will terminate upon the earlier of i) the receipt of acceptable subscriptions totaling $10,000,000 or such greater amount as the Company may determine, or ii) the election of the Company upon receipt of subscriptions totaling at least $5,000,000; provided however, that the initial closing of the Offering shall be concurrent with the close of the Merger (the “Closing Date”) at the offices of the Escrow Agent. On the Closing Date, the Escrow Agent shall deliver the funds and Transaction Documents (as defined herein) held in escrow as of the Closing Date pursuant to the terms of the Escrow Agreement. As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, a stock certificate, registered in the name of the Investor and representing the shares of Common Stock underlying the Investor’s Units and an Investor Warrant registered in the name of the Investor representing the Investor’s right to purchase the number of shares of Common Stock underlying the Investor’s Warrant.

3.  Subscription Procedure. To complete a subscription for Units, the Investor must fully comply with the subscription procedure provided in this Section on or before 5:00 p.m. eastern time on the Closing Date.

(a)  Transaction Documents. Prior to 5:00 p.m. eastern time on the Closing Date, the Investor shall review, complete and execute this Agreement, the Investor Questionnaire attached hereto as Appendix A and the Registration Rights Agreement, and deliver such agreements and questionnaire to the Escrow Agent at the address provided below. Executed agreements and questionnaires may be delivered to the Escrow Agent by facsimile using the facsimile number provided below if the Investor immediately thereafter confirms receipt of such transmission with the Escrow Agent and delivers the original copies of the agreements and questionnaire to the Escrow Agent as soon as practicable thereafter.

Escrow Agent - Mailing Address and Facsimile Number:

McGuireWoods LLP
50 North Laura Street, Suite 3300
Jacksonville, FL 32202-3661
Facsimile Number: (904) 798-3271
Attention: Jonathan Sacks
Telephone Number: (904) 798-2627

(b)  Purchase Price. Simultaneously with the delivery of the Transaction Documents to the Escrow Agent as provided herein, and in any event on or prior to 5:00 p.m. eastern time on the Closing Date, the Investor shall deliver to the Escrow Agent the full Purchase Price for the Investor’s Units by wire transfer of immediately available funds pursuant to wire transfer instructions provided below:

Escrow Agent - Wire Transfer Instructions:

BANK OF AMERICA - Jacksonville, FL
ABA: 026009593 (Domestic Wires)
Swift Code: BOFAUS3N (International Wires)
Credit: McGuireWoods LLP IOLTA Account
Account Number: 2101206537
Reference: Louis Zehil -Alternative Energy Sources, Inc. Escrow - 2048362-0001

McGuireWoods Accounting Contact: Julie Aaron (804) 775-1224
Bank Contact: Patrick Comia (888) 841-8159, Opt. 2, Ext. 2160

(c)  Purchaser Representative. If the Investor has retained the services of a purchaser representative to assist in evaluating the merits and risks associated with investing in the Units, the Investor must deliver along with the Transaction Documents a purchaser representative certificate in a form acceptable to the Company.

4.  Representations and Warranties of the Company and Beemer. In order to induce the Investor to enter into this Agreement, the Company and, as applicable, Beemer represent and warrant to the Investor the following:

(a)  Authority. The Company and Beemer each is an entity duly organized, validly existing, and in good standing under the laws of the state in which it was incorporated or otherwise formed, and has all requisite right, power, and authority to execute, deliver and perform this Agreement.

(b)  Subsidiaries. The Company has no direct or indirect subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) other than those set forth in the Exchange Act Documents (as defined in Section 3(f)), or as are necessary or desirable to consummate the Merger and the transactions contemplated in the Merger Agreement. Except as disclosed in the Exchange Act Documents, the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(c)  Enforceability. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by each of the Company and Beemer, and, upon its execution by the Investor, shall constitute the legal, valid, and binding obligation of each of the Company and Beemer, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)  No Violations. The execution, delivery, and performance of this Agreement by the Company or by Beemer does not, and will not, violate or conflict with any provision of the Company’s or Beemer’s respective Certificate of Incorporation or Bylaws, or other charter documents, and does not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company, or as applicable of Beemer, pursuant to, any material instrument or agreement to which the Company, or Beemer, is a party or by which the Company, or Beemer, or its properties are bound.

(e)  Capitalization. The authorized capital stock of the Company consists of: 75,000,000 shares of Common Stock, of which 38,437,500 shares were issued and outstanding as of May 22, 2006. Upon issuance in accordance with the terms of this Agreement against payment of the Purchase Price therefore, the shares of Common Stock underlying the Investor’s Units will be duly and validly issued, fully paid, and nonassessable and free and clear of all liens imposed by or through the Company, and, assuming the accuracy of the representations and warranties of the Investor and all other purchasers of Units in the Offering, will be issued in accordance with a valid exemption from the registration or qualification provisions of the Securities Act, and any applicable state securities laws (the “State Acts”).

(f)  Exchange Act Filing. During the 12 calendar months immediately preceding the date of this Agreement, all reports and statements required to be filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, have been timely filed. Such filings, together with all documents incorporated by reference therein, are referred to as “Exchange Act Documents.” Each Exchange Act Document, as amended, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and no Exchange Act Document, as amended, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)  Company Financial Statements. The audited financial statements, together with the related notes of the Company at December 31, 2005, included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Commission (the “Company Financial Statements”), fairly present in all material respects, on the basis stated therein and on the date thereof, the financial position of the Company at the respective dates therein specified and its results of operations and cash flows for the periods then ended. Such statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as expressly noted therein.

(h)  No Material Liabilities. Except for liabilities or obligations not individually in excess of $100,000.00, or as set forth in the Exchange Act Documents, since December 31, 2005, the Company has not incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business and except for liabilities or obligations reflected or reserved against on the Company’s balance sheet as of December 31, 2005, and there has not been any change, or to the knowledge of the Company, development or effect (individually or in the aggregate) that is or is reasonably likely to be, materially adverse to the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries considered as a whole (a “Material Adverse Effect”) or any change in the capital or material increase in the long-term debt of the Company, nor has the Company declared, paid, or made any dividend or distribution of any kind on its capital stock.

(i)  No Disputes Against Company. There is no material pending or, to the knowledge of the Company, threatened (i) action, suit, claim, proceeding, or investigation against the Company, at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding against the Company, (iii) governmental inquiry against the Company or (iv) any action or suit by or on behalf of the Company pending or threatened against others.

(j)  Approvals. The execution, delivery, and performance by the Company of this Agreement and the offer and sale of the Units require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than those consents that have been obtained prior to the Closing and those filings required to be made pursuant to the Securities Act and any State Acts which the Company undertakes to file within the applicable time period.

(k)  Compliance. Neither the Company nor Beemer, nor any their respective Subsidiaries, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company nor Beemer, or any of their respective Subsidiaries under), nor has the Company nor Beemer, or any of their respective Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any Court, arbitrator, or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

(l)  Patents and Trademarks. The Company and Beemer, or any of their respective Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Exchange Act Documents and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor Beemer, or any of their respective Subsidiaries, has received a written notice that the Intellectual Property Rights used by the Company or Beemer, or any of their respective Subsidiaries, violates or infringes upon the rights of any person. Except as set forth in the Exchange Act Documents, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights, except where such infringement could not have or reasonably be expected to result in a Material Adverse Effect.

(m)  Transactions With Affiliates and Employees. Except as set forth in the Exchange Act Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

(n)  Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-KSB or 10-QSB, as the case may be, are being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the reporting period covered by the Company’s Form 10-KSB and each of the Company’s Forms 10-QSB filed with the Commission (each such date, the “Evaluation Date”) and presented in each such report their conclusions about the effectiveness of the Company’s disclosure controls and procedures based on their evaluations as of the applicable Evaluation Date. Since the Evaluation Date of the Company’s most recently filed Form 10-KSB or Form 10-QSB, there have been no significant changes in the Company’s disclosure controls and procedures, the Company’s internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) or 15d-15(f) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls over financial reporting.

(o)  Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(p)  Certain Fees. Other than (i) the cash commission payable on the closing and (ii) the 600,000 shares of Common Stock to be issued on the closing, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, or other person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(q)  Certain Registration Matters. Assuming the accuracy of the Investor’s representations and warranties set forth in this Agreement and the Transaction Documents and the representations and warranties made by all other purchasers of Units in the Offering, no registration under the Securities Act is required for the offer and sale of the Investor’s Units by the Company to the Investor hereunder.

(r)  Listing and Maintenance Requirements. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the NASD Over the Counter Bulletin Board.

(s)  Investment Company. The Company and Beemer are not, and are not an “affiliate” of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(t)  No Additional Agreements. The Company and Beemer do not have any agreement or understanding with any other purchasers of the Units in the Offering with respect to the transactions contemplated by this Agreement on terms that differ substantially from those set forth in this Agreement.

(u)  Disclosure. The Company and Beemer confirm that neither they nor any person acting on their behalf has provided the Investor, or its agents or counsel, with any information that the Company or Beemer believes would constitute material, non-public information following the announcement of the Closing and the transactions contemplated thereby. The Company understands and confirms that the Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company and Beemer, their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Company or, as applicable, Beemer (including the Company’s and Beemer’s representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.  Representations and Warranties of the Investor. In order to induce the Company to enter into this Agreement, the Investor represents and warrants to the Company and Beemer the following:

(a)  Authority. If a corporation, partnership, limited partnership, limited liability company, or other form of entity, the Investor is duly organized or formed, as the case may be, validly existing, and in good standing under the laws of its jurisdiction of organization or formation, as the case may be. The Investor has all requisite individual or entity right, power, and authority to execute, deliver, and perform this Agreement.

(b)  Enforceability. The execution, delivery, and performance of this Agreement by the Investor have been duly authorized by all requisite partnership, corporate or other entity action, as the case may be. This Agreement has been duly executed and delivered by the Investor, and, upon its execution by the Company, shall constitute the legal, valid, and binding obligation of the Investor, enforceable in accordance with its terms, except to the extent that its enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity.

(c)  No Violations. The execution, delivery, and performance of this Agreement by the Investor do not and will not, with or without the passage of time or the giving of notice, result in the breach of, or constitute a default, cause the acceleration of performance, or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Investor pursuant to, any material instrument or agreement to which the Investor is a party or by which the Investor or its properties may be bound or affected, and, do not or will not violate or conflict with any provision of the articles of incorporation or bylaws, partnership agreement, operating agreement, trust agreement, or similar organizational or governing document of the Investor, as applicable.

(d)  Knowledge of Investment and its Risks. The Investor has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor’s investment in the Units. The Investor understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful. The Investor has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, the Investor could lose Investor’s entire investment in the Company.

(e)  Investment Intent. The Investor hereby represents and warrants that (i) the Investor’s Units are being acquired for investment for the Investor’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Investor’s Units, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing any of the Investor’s Units within the meaning of the Securities Act, (ii) the Investor’s Units are being acquired in the ordinary course of the Investor’s business, and (iii) the Investor does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Investor’s Units. The Investor is not purchasing the Investor’s Units as a result of any advertisement, article, notice or other communication regarding the Investor’s Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)  Investor Status. The Investor is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act and the information provided by the Investor in the Investor Questionnaire, attached hereto as Appendix A, is truthful, accurate, and complete. The Investor is not registered as a broker-dealer under Section 15 of the Exchange Act or an affiliate of such broker-dealer.

(g)  Disclosure. The Investor has reviewed the information provided to the Investor by the Company in connection with the Investor’s decision to purchase the Investor’s Units, including the Company’s publicly available filings with the Commission and the information contained therein. The Company has provided the Investor with all the information that the Investor has requested in connection with the decision to purchase the Investor’s Units. The Investor further represents that the Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, and financial condition of the Company. All such questions have been answered to the full satisfaction of the Investor. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend, or affect the Investor’s right to rely on the truth, accuracy, and completeness of the disclosure materials and the Company’s representations and warranties contained herein.

(h)  No Registration. The Investor understands that Investor may be required to bear the economic risk of Investor’s investment in the Company for an indefinite period of time. The Investor further understands that (i) neither the offering nor the sale of the Investor’s Units has been registered under the Securities Act or any applicable State Acts in reliance upon exemptions from the registration requirements of such laws, (ii) the Investor’s Units must be held by the Investor indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) except as set forth in the Registration Rights Agreement, dated as of the date hereof, between the Company and the Investor, the Company is under no obligation to register any of the shares of Common Stock underlying the Investor’s Units on the Investor’s behalf or to assist the Investor in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Investor in this Agreement and the Transaction Documents in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

(i)  Transfer Restrictions. The Investor will not transfer any of the Investor’s Units or the shares of Common Stock underlying the Investor’s Units or the Investor Warrants unless such transfer is registered or exempt from registration under the Securities Act and such State Acts, and, if requested by the Company in the case of an exempt transaction, the Investor has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. The Investor understands and agrees that (i) the certificates evidencing the shares of Common Stock underlying the Investor’s Units and the Investor’s Warrants will bear appropriate legends indicating such transfer restrictions placed upon the Units and shares of Common Stock and Investor Warrants, (ii) the Company shall have no obligation to honor transfers of any of the Investor’s Units, Investor Warrants or shares of Common Stock underlying the Investor’s Units or Investor Warrants in violation of such transfer restrictions, and (iii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers.

(j)  No Solicitation. The Investor (i) did not receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, with respect to the Units or (ii) was not solicited by any person, other than by representatives of the Company, with respect to a purchase of the Units.

(k)  Principal Address. The Investor’s principal residence, if an individual, or principal executive office, if an entity, is set forth on the signature page of this Subscription Agreement.

6.  Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement and the Transaction Documents are several and not joint with the obligations of any other purchaser of Units in the Offering, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Units in the Offering under any Transaction Document. The decision of the Investor to purchase the Investor’s Units pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of Units in the Offering. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Units pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Units are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Investor acknowledges that no other purchaser of Units has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of Units will be acting as agent of the Investor in connection with monitoring its investment in the Units or enforcing its rights under the Transaction Documents. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Units to be joined as an additional party in any proceeding for such purpose.

7.  Prospectus Delivery Requirement. The Investor hereby covenants with the Company not to make any sale of the Investor’s Units without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling in a transaction not subject to the prospectus delivery requirement).

8.  Shareholder Approval. The Company represents and warrants to the Investor that a vote of the stockholders of the Company will not be required to approve the issuance of the Investor’s Units.

9.  Indemnification of Investor. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investor and its directors, officers, shareholders, members, managers, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs, and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach, or inaccuracy of any representation, warranty, covenant, or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation, and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

10.  Non-Public Information. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information.

11.  Further Assurances. The parties hereto will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Investor’s Units. In addition, the Company agrees that it will do all such acts necessary to ensure that Canadian residents holding shares will be able to trade such securities without resale restrictions under Canadian securities legislation within four months from the Merger Effective Date, including, if necessary, all acts in order for the Company to become a reporting issuer in a Canadian province or territory, which may include the filing and receipting of a prospectus by Canadian securities regulatory authorities.

12.  Entire Agreement; No Oral Modification. This Agreement and the other Transaction Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings with respect thereto and this Agreement may not be amended or modified except in a writing signed by both of the parties hereto.

13.  Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

14.  Counterparts. This Agreement may be executed in any number of counterparts, for each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

15.  Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of New York, both substantive and remedial, without regard to New York conflicts of law principles. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

16.  Prevailing Parties. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the nonprevailing party shall pay upon demand reasonable attorneys’ fees in addition to any other remedy.

17.  Notices. All communication hereunder shall be in writing and shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and such delivery shall be confirmed to the addresses as provided below:

if to the Investor:

to the address set forth on the signature page of this Agreement if to the Company:

Alternative Energy Sources, Inc.
88 West 44th Avenue
Vancouver, British Columbia, Canada V5Y 3V1
Attention: Stephen Jackson, President and Chief Executive Officer
Facsimile: (604) 661-0759

with copy to:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, New York 10022
Attention: Kenneth S. Goodwin, Esq.
Facsimile: (212) 400-6901

if to Beemer, to:

Beemer Energy, Inc.
c/o McGuireWoods LLP
1345 Avenue of the Americas, 7th Floor
New York, New York 10105
Attention: Mark Beemer, President and Chief Executive Officer
Facsimile: (212) 548-2175

with a copy to:

McGuireWoods LLP
1345 Avenue of the Americas, 7th Floor
New York, New York 10105
Attention: Louis W. Zehil
Facsimile: (212) 548-2175

18.  Headings. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

ALTERNATIVE ENERGY SOURCES, INC.

By:  _______________________
Name: Stephen Jackson
Its:  President and Chief Executive Officer

[SIGNATURE PAGES OF BEEMER AND INVESTOR FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

BEEMER ENERGY, INC.

By:  ______________________________
Name: Mark Beemer
Its:  President and Chief Executive Officer

[SIGNATURE PAGE OF INVESTOR FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

INVESTOR (individual)		INVESTOR (entity)

Signature		Name of Entity

Print Name		Signature

Address of Principal Residence:		Print Name: ________________________________________
Title: _______________________________________

Address of Executive Offices:
Social Security Number:

Telephone Number:		IRS Tax Identification Number:

Facsimile Number:		Telephone Number:

Facsimile Number:

	____________ X $1.00 =	$
	Number of Units Price per Unit	Purchase Price

APPENDIX A

Investor Questionnaire

(See Attached)

CONFIDENTIAL
INVESTOR QUESTIONNAIRE

Alternative Energy Sources, Inc.
88 West 44th Avenue
Vancouver, British Columbia, Canada V5Y 2V1
Attention: Stephen Jackson, President and Chief Executive Officer

Beemer Energy, Inc.
c/o McGuireWoods LLP
1345 Avenue of the Americas, 7th Floor
New York, New York 10105
Attention: Mark Beemer, President and Chief Executive Officer

The information contained herein is being furnished to Alternative Energy Sources, Inc. (the “Company”) and Beemer Energy, Inc. (“Beemer”), to determine whether the undersigned’s subscription to purchase units (the “Units”) of the Company’s securities consisting of shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and warrants to acquire Common Stock (the “Securities”), may be accepted by the Company and Beemer in compliance with the requirements of Sections 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder (“Regulation D”). The undersigned acknowledges and understands that (i) the Company and Beemer will rely on the information provided by the undersigned contained herein for purposes of determining compliance with and the availability of exemptions, provided under Regulation D, from the registration requirements of the Securities Act and (ii) the issuance of the Securities will not be registered under the Securities Act in reliance upon such exemptions.

All information provided by the undersigned is furnished for the sole use of the Company and Beemer for the purposes described above and will be held in confidence by the Company and Beemer, except that this Investor Questionnaire and/or the information may be furnished to such other parties as the Company or Beemer, or each of their respective counsel or other authorized representatives, deem necessary or desirable to establish compliance with federal or state securities laws. For further information, or if you have questions concerning the Company, Beemer, or the sale of Securities, please contact: Louis W. Zehil, McGuireWoods LLP, (212) 548-2175.

In accordance with the foregoing, the undersigned makes the following representations and warranties:

PART ONE
INVESTMENT EXPERIENCE AND PURPOSE
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1.	Investment Experience. This item is presented in alternative form. Please initial, in the space provided below, the alternative that applies to you.

ALTERNATIVE ONE: The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Securities; the undersigned is not using an Investor Representative (as defined below) in connection with such evaluation. The undersigned offers as evidence of knowledge and experience in these matters the information requested in this Investor Questionnaire.

ALTERNATIVE TWO*: The undersigned will use an investor representative (“Investor Representative”) acceptable to the Company and Beemer in connection with evaluating a potential investment in the Securities. The undersigned acknowledges that the following person will be acting as Investor Representative in connection with evaluating the merits and risks of an investment in the Securities.

Name of Investor Representative: ________________________________

The undersigned represents and warrants that the above-named Investor Representative has furnished the undersigned with an investor representative questionnaire and that the undersigned and the above-named Investor Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Securities.

(*IF YOU HAVE INITIALED ALTERNATIVE TWO, THE INVESTOR QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED INVESTOR REPRESENTATIVE QUESTIONNAIRE.)

2.
Purpose of Investment. Except as indicated below, any purchase of the Securities will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, division or distribution thereof.

EXCEPTIONS (If exceptions provide details and attach additional pages if necessary)

PART TWO
GENERAL INFORMATION
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1.	Name:
(exact name as it should appear in the records of the Company and any registration statement in which you are a named “selling stockholder”)

2.	Address of record:

3.	Telephone number:	Fax:

4.	Social Security or Taxpayer ID number:

5.	Describe any preexisting business or personal relationship between the prospective investor and any director or officer of Beemer or the Company:

PART THREE
INDIVIDUAL INVESTOR
TO BE COMPLETED ONLY BY PROSPECTIVE INVESTORS WHO ARE INDIVIDUALS

1. Select the representation provided below that applies:

___	(a)	My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

___	(b)
My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect an income reaching the same income level in the current year. For purposes of this Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

2.	Educational background of prospective investor:

3.	Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations:

4.	Employment, during the past five years (and the inclusive dates of each):

Employment/ Occupation:

Nature of Responsibility:

From - To:

Employment/ Occupation:

Nature of Responsibility:

From - To:

Employment/ Occupation:

Nature of Responsibility:

From - To:

Employment/ Occupation:

Nature of Responsibility:

From - To:

5.	The prospective investor has previously purchased securities sold in reliance on the exemption from registration under the Securities Act provided by Regulation D:

Yes	No

6.	Investor’s investment objectives:

Income	Other, please state:
Appreciation

7.	Prior investments made by prospective investor which evidence prospective investors investing experience in transactions similar to this offering:

Nature of Investment:

Amount Invested:

Nature of Investment:

Amount Invested:

Nature of Investment:

Amount Invested:

PART FOUR
CORPORATE INVESTOR
TO BE COMPLETED BY PROSPECTIVE INVESTORS
WHO ARE CORPORATIONS (AND OTHER ENTITIES)

1. Type of organization (partnership, corporation, etc.):

2. Date and State of organization:

3. Select the representation provided below that applies:

(a)
(___) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in either an individual or fiduciary capacity;

(___) a broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934;

(___) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(___) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or

(___) an insurance company as defined in Section 2(13) of the Securities Act;

(b)	(___) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(c)
(___) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

(d)
(___) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a "sophisticated person" as such term is described in Rule 506(b)(2)(ii) of Regulation D;

(e)
(___) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such act, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor;

(___) an employee benefit plan with total assets in excess of $5,000,000; or

(___) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account, Keogh or SEP plan) with investment decisions made solely by persons that are “accredited investors” as such term is defined in Rule 501(a) of Regulation D; or

(f)
(___) an entity in which all of the equity owners are “accredited investors” as such term is defined in Rule 501(a) of Regulation D. Note: prospective investor must submit an individual Investor Questionnaire for each equity owner.

List all equity owners of the entity:

4.
Attach a copy of the following documents of the prospective investor’s: (a) Articles of Incorporation, Certificate of Incorporation, or other applicable formation document and (b) consent or resolutions of the prospective investor’s Board of Directors, or other applicable document, authorizing the investment by the organization in the Securities and providing the signatory hereto authority to execute on behalf of the prospective investor.

PART FIVE
REGISTRATION STATEMENT INFORMATION
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1.	Are you, or is your organization, a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934?

                        YES                NO

2. Are you, or is your organization, an affiliate of a broker-dealer?

                        YES                NO

If the answer is yes, please explain the nature of any such relationship:

3.	Have you had any position, office or other material relationship, or has your organization has any material relationship, within the past three years with the Company or its affiliates?

                        YES                NO
If the answer is yes, please explain the nature of any such relationship:

4.	Please describe all other securities of the Company that you beneficially own or that your organization beneficially owns.

5.	Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company’s Common Stock under any registration statement?

                        YES                NO
If the answer is yes, please describe the nature and amount of such arrangements:

6.	If investing as an entity, please list all natural persons with the power to vote or dispose of the shares Common Stock underlying the Units being purchased.

PART SIX
REPRESENTATIONS AND WARRANTIES
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1.
The undersigned understands and acknowledges that Beemer and the Company will be relying on the accuracy and completeness of the information provided by the prospective investor in this Investor Questionnaire and the undersigned represents and warrants to Beemer and the Company as follows:

(a)
The information is complete and correct and may be relied upon by Beemer and the Company in determining whether the offer and sale of Securities in this offering in which the undersigned proposes to participate is exempt from the registration requirements of the Securities Act;

(b)
The undersigned will notify Beemer and the Company immediately of any material change in any information provided by the prospective investor in this Investor Questionnaire occurring prior to the completion of the Offering; and

(c)
The undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies, has no need for liquidity in its investment in the Securities, and is able to bear the economic risk of an investment the undersigned in the Securities of the size contemplated by the prospective investor. In making this statement, the undersigned represents that at the present time has sufficient means to provide for its needs in the event of a complete loss of such investment.

IN WITNESS WHEREOF, the undersigned prospective investor has executed this Investor Questionnaire this ___ day of __________, 2006.

INDIVIDUALS:   ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Signature of Authorized Signatory

Signature (if Joint Tenants or Tenants in Common)	Capacity in which Authorized Signatory has Signed on Behalf of Entity

SUPPLEMENT TO INVESTOR QUESTIONNAIRE
TO BE COMPLETED BY CANADIAN INVESTORS

I understand that there may be an opportunity to invest in units of the Company’s securities consisting of shares of the Company’s common stock, $0.0001 par value per share and warrants to acquire common stock (the “Securities” or “Units”) issued by Alternative Energy Sources, Inc. (the “Issuer”), and I consent to Canaccord Capital Corporation (“Canaccord”) providing me with information with respect to this opportunity.

I understand that Canaccord will be paid a finder’s fee of 5% of the gross proceeds raised as a result of the introduction. I understand that in making this introduction Canaccord is not in any way representing that it recommends to me the Issuer or an investment in its Securities. I understand that Canaccord has not made any assessment of the suitability for me of an investment in Securities of the Issuer.

I understand that Canaccord has only made limited investigations into the business or affairs of the Issuer and has conducted limited “due diligence” in connection with any offering of securities of the Issuer. I understand that the proceeds from the sale of the Securities will be utilized by the Issuer in connection with its contemplated merger (the “Merger”) with Beemer Energy, Inc. (“Beemer”), and that all funds I invest will be returned to me if the Merger is not consummated.

I understand that the Issuer is a corporation based in the United States and therefore, U.S. securities laws will impose hold periods on the Securities I purchase. I understand that I may not resell or otherwise dispose of the Securities I purchase unless the Securities are subsequently registered under the U.S. Securities Act of 1933, of which there is no guarantee, or unless the Issuer receives an opinion of legal counsel that an exemption from registration is available. I also acknowledge that the Issuer is not a “reporting issuer” in Canada and under Canadian law, I will not be able to resell the Securities, unless a prospectus is filed with the relevant securities commissions or an exemption to the prospectus requirement is available at the time of resale. Therefore, I acknowledge that I may not be able to resell the Securities in a timely manner.

I further understand that the Issuer requires that I will not engage in any short sale or any hedging transactions with respect to the Securities of the Issuer for a period of up to three years from the issuance of the Securities.

I acknowledge that Canaccord and its investment advisors have not provided me with any information or made any representations about the Issuer. I acknowledge that I must make my own investigations.

I acknowledge that this is a risky investment, and that I could lose all the money I invest. However, I have assumed full responsibility for making a risk assessment and I am investing entirely at my own risk.

I further acknowledge that the Issuer may disclose personal information about me to securities regulatory authorities. The securities regulatory authorities may indirectly collect the personal information under the authority granted to them by securities legislation and the collection is for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such regulatory authority.

I understand that my subscription for the Issuer’s Securities is being made under an exemption to the prospectus requirements contained in Canadian securities legislation, in particular the “accredited investor” exemption found in National Instrument 45-106 Prospectus and Registration Exemptions. As such, I represent and warrant to the Issuer and Canaccord that I satisfy at least one of the following categories, indicated by my initial:

____________
An individual whose net income before taxes exceeded CDN $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

____________
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN $1,000,000

____________	an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000
____________	a person, other than an individual or investment fund, that has net assets of at least CDN $5,000,000 as shown on its most recently prepared financial statements
____________
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

____________
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

By signing below, I confirm that I have read and understood the statements above and I agree to the representations and warranties above.

Dated _____________, ____ 2006.

INDIVIDUALS:   ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Signature of Authorized Signatory

Capacity in which Authorized Signatory has Signed on Behalf of Entity

For the purposes of this Supplement:

(a)	“accredited investor” means a person who meets the criteria in any of the above categories;

(b)	“eligibility adviser” means

(i)
person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being a distributed; and

(ii)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and have

(B)
acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or have control persons within the previous 12 months;

(c)	“financial assets” means

(i)	cash,
(ii)	securities, or
(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(d)	“person” includes

(i)	an individual;
(ii)	a corporation;
(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and
(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(e)	“personal information” means any information about an identifiable individual, and includes information provided in the subscription agreement to be entered into with the Issuer;

(f)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
(ii)	liabilities that are secured by financial assets;

(g)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).